VistaShares Target 15 ACKtivist Distribution ETF Trading Symbol: ACKY Listed on NYSE Arca, Inc. Summary Prospectus September 5, 2025 www.vistashares.com

Before you invest, you may want to review the VistaShares Target 15 ACKtivist Distribution ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated August 18, 2025 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.vistashares.com. You can also get this information at no cost by calling at (844) 875-2288 or by sending an e-mail request to Info@vistashares.com.

Investment Objective

The VistaShares Target 15 ACKtivist Distribution ETF primarily seeks income, and secondarily, long term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.95%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.95%

(1)	The Fund’s investment adviser, Tidal Investments LLC (the “Adviser”) will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.

(2)	Estimated for the current year.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$97	$303

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks income, and secondarily, long term capital appreciation. The Fund’s strategy involves two components: (1) investing, directly or indirectly, in a portfolio of equity securities based on the BITA VistaShares ACKtivist Select Index (the “Index Strategy”); and (2) generating income through an options portfolio (the “Income Strategies”). Primarily through the Fund’s Income Strategies, the Fund seeks to achieve an annual income target of 15%.

While the Fund is actively managed, its Index Strategy generally seeks to track the composition and performance of the BITA VistaShares ACKtivist Select Index (the “Index”) and its Income Strategies use options strategies applied to the same portfolio of equity securities included in the Index (“Underlying Securities”). The Fund’s investment sub-adviser, VistaShares, LLC (“VistaShares”), uses investment discretion when implementing the Fund’s Income Strategies and with respect to the Fund’s Index Strategy: (i) to determine whether, in VistaShares judgement, it is more favorable to the Fund for it to invest directly or synthetically in each security in the Index: (ii) to reallocate each Fund’s portfolio holdings more frequently than the Index is rebalanced, when VistShares believes doing so is in the Fund’s interest; and (iii) to the extent required for the Fund’s portfolio to comply with relevant regulatory requirements, invest in securities not currently included in the Index, but which have been publicly disclosed as holdings by Pershing Square. In addition, the Fund will maintain an allocation to cash and/or U.S. Treasuries.

The Fund’s strategies are overseen by the Adviser and VistaShares.

Index Strategy

The Fund invests directly or indirectly in the Underlying Securities that make up the Index . The Index includes the top 20 U.S.-listed equity securities, to the extent available, as measured by their weight within the publicly disclosed investment portfolio of Pershing Square Capital Management (“Pershing Square”), an investment management firm founded by William Ackman, recognized for its activist investment approach and a portfolio strategy characterized by high-conviction, concentrated equity positions.

The Index is constructed by BITA GmbH (the “Index Provider”) using a rules-based methodology that identifies the top 20 U.S.-listed equity securities, to the extent available, as measured by their weight within Pershing Square’s portfolio, as publicly disclosed in its most recent most recent 13F filing, which generally will reflect Pershing Square’s holdings from the prior fiscal quarter. Companies that meet the criteria described above are included in the Index. The Index is generally expected to be comprised of between 10 and 20 constituents. The Index may include securities of small-, mid-, and large-capitalization companies.

The Index is reconstituted and rebalanced quarterly (reconstitution means the Index is updated with new eligible companies based on current data; rebalancing means the weights of the companies in the Index are adjusted). In addition, the Index Provider may determine to substitute an Index constituent or make an extraordinary adjustment to the Index if it determines an extraordinary event has occurred. The determination date for regular adjustments (each a “Selection Day”) takes place at the close of business five business days before the first trading day of the rebalancing month. On each Selection Day, Index constituents are weighted based on their allocation in Pershing Square’s portfolio, as publicly disclosed in its most recent 13F filing. If the Pershing Square’s portfolio exceeds 20 eligible securities, the weight of excluded holdings is proportionally redistributed among the selected constituents.

The Index is owned, calculated, administered, and disseminated by the Index Provider. The Index Provider is not affiliated with the Fund, the Adviser, or VistaShares.

If necessary to comply with regulatory requirements or to enable the Fund to meet its income target, the Fund may invest in securities not currently included in the Index, but which have been publicly disclosed as holdings by Pershing Square. In these cases, VistaShares will select these securities. The Fund anticipates that any investments of this nature will be limited and made only to the extent required to satisfy applicable regulatory obligations or to enable the Fund to meet its income target.

Direct/Synthetic Investments: The Fund will invest in the equity securities either directly or indirectly (synthetically) using options and swaps (as described below). The Fund will generally invest indirectly to satisfy applicable tax requirements for regulated investment companies.

The Fund may utilize listed options to achieve synthetic exposure to the Fund’s portfolio securities. The Fund primarily employs short-dated (a month or less) in-the-money call options (options with strike prices below the current market price of the underlying securities, offering immediate intrinsic value). These options allow the Fund to synthetically replicate the performance of underlying securities without direct ownership. The Fund may also utilize other option strategies to achieve similar synthetic exposure, including purchasing call options and selling put options with identical strike prices. These derivatives strategies enable the Fund to respond flexibly to market conditions, liquidity constraints, or other factors that may affect the availability or pricing of swap agreements. For additional details about the Fund’s use of options, please refer to the section of the Prospectus entitled “Additional Information About the Fund.”

In addition to options, the Fund may enter into swap agreements with financial institutions. These swap agreements are designed to synthetically replicate the performance of the securities in the Fund’s portfolio. The agreements will have specified durations, which will typically coincide with the Index’s reconstitution periods, but may range from one day to more than a year. Through each swap agreement, the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) based on the performance of a particular security’s share price. The gross return (meaning the return before deducting any fees or expenses) to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount”—a predetermined dollar value representing the underlying security that the Fund seeks to replicate synthetically.

Income Strategies

The Fund seeks to generate income primarily through the use of options strategies involving options contracts on certain or all of its Underlying Securities. These strategies are expected to derive the majority of the Fund’s yield, with the Fund aiming to achieve an annual income target of 15% (the “Annual 15% Target”).

The Fund earns income by collecting premiums from selling (writing) options. When an option is sold, the buyer pays the Fund for the right to either purchase or sell the underlying asset at a predetermined price. The Adviser employs different options strategies based on its market outlook, selecting one or a combination of strategies it believes will achieve the Fund’s income target, while also allowing for potential capital appreciation (growth in asset value). The Adviser also evaluates the performance of the Underlying Securities when choosing which options strategies to deploy.

The specific options strategies the Fund employs may alter its overall risk and return profile, affecting volatility, income, potential for capital appreciation, and the preservation of capital. For instance, by writing covered calls (selling call options on securities already held by the Fund), the Fund may limit its potential gains in exchange for premium income.

Premiums received from selling options are influenced by market volatility, with higher levels of volatility generally leading to higher premiums. As such, the Adviser carefully monitors market conditions to determine when and which options strategies to implement, with a focus on enhancing the Fund’s income generation. Through the active management of its options positions, the Adviser seeks to optimize the Fund’s ability to generate consistent income. For additional information about options and options strategies, please the section in the Fund’s Prospectus titled “Additional Information About the Funds.”

Collateral

In addition, the Fund will hold cash and/or short-term U.S. Treasury securities. These securities serve a dual purpose: providing collateral for the Fund’s derivatives transactions and contributing to the Fund’s income generation.

Why invest in the Fund?

●	The Fund seeks to generate income at the Annual 15% Target, which is not dependent on the value of the Underlying Securities.

●	The Fund seeks to participate in some of the potential gains experienced by increases in the share prices of the Underlying Securities.

Fund Attributes

The Fund is classified as “non-diversified” under the 1940 Act. The Fund’s investment strategy is expected to result in high portfolio turnover on an annual basis. The Fund’s investments will be concentrated in an industry or group of industries to approximately the same extent as the Index is so concentrated. As of the date of this Prospectus, the Index is currently concentrated in each of the Ground Transportation industry and the Hotels, Restaurants, & Leisure industry. The Fund’s U.S.-listed equity securities may include securities of foreign issuers listed in the U.S. via American Depositary Receipts (“ADRs”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets, plus borrowings for investment purposes, in a combination of equity securities included in the Index or derivatives instruments that provide exposure to those securities. For purposes of compliance with this investment policy, derivative instruments will be valued at their notional value.

None of the Fund, Tidal Trust III (the “Trust”), the Adviser, the Sub-Adviser or their respective affiliates makes any representation to you as to the performance of the Index or Pershing Square.

NONE OF THE FUND, THE TRUST, THE ADVISER, THE SUB-ADVISER, OR THE INDEX PROVIDER ARE AFFILIATED, CONNECTED, OR ASSOCIATED WITH PERSHING SQUARE CAPITAL MANAGEMENT.

The Fund was not developed or created by, and is not sponsored, endorsed, or approved by Pershing Square Capital Management. Moreover, Pershing Square Capital Management did not participate in the development of the Fund’s investment strategy. Pershing Square Capital Management does not select or approve the Fund’s portfolio holdings, nor does it participate in the construction, design, or implementation of the Fund. Pershing Square Capital Management does not provide any assurances, guarantees, or representations regarding the Fund or its performance. Nothing herein shall be construed as an offer of any security by Pershing Square Capital Management.

An investment in the Fund is NOT an investment in any security of Pershing Square Capital Management. Pershing Square is the exclusive trademark of Pershing Square Capital Management, L.P. All rights in the trademarks are reserved by their respective owners.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in the Funds.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Index / Strategy Risks. The Index’s holdings are derived from publicly available data, which may be delayed relative to the then-current portfolio of Pershing Square. Consequently, the Fund’s holdings, which are based on the Index, may not accurately reflect Pershing Square’s most recent publicly-disclosed investment positions and may deviate substantially from its actual current portfolio. The equity securities represented in the Index are subject to a range of risks, including, but not limited to, fluctuations in market conditions, increased competition, and evolving regulatory environments, all of which could adversely affect their performance. Moreover, while the Fund seeks to incorporate aspects of Pershing Square’s investment philosophy, past performance of the companies included in the Index does not guarantee future results. There is no assurance that these companies will deliver positive performance or generate long-term capital appreciation.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Security and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund in particular, the value of the options contracts in which it invests are substantially influenced by the value of the relevant Underlying Securities. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly move with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in the values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund may continuously maintain indirect exposure to one or more of the Underlying Securities through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses.

Swap Agreements. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser to structure such swap agreements in accordance with the Fund’s investment objective and to identify counterparties for those swap agreements. Additionally, any financing, borrowing or other costs associated with using swap transactions may also have the effect of lowering the Fund’s return.

The swap agreements in which the Fund invests are generally traded in the over-the-counter market, which generally has less transparency than exchange-traded derivatives instruments. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities.

If an underlying security has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund could be forced to invest directly in the underlying security at a potentially unfavorable time.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to approximately the same extent as the Index is so concentrated. In such event, the value of Shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries.

●	Ground Transportation Industry Risk. The ground transportation industry may be adversely affected by economic changes, increases in fuel and operating costs, labor relations and regulations and insurance costs. Ground transportation companies may also be subject to significant government regulation and oversight, which may adversely affect their businesses. Companies in this industry may be adversely affected if their drivers are classified as employees, workers or quasi-employees instead of independent contractors. This industry is highly competitive, with well-established and low-cost alternatives that have been available for decades, low barriers to entry, low switching costs, and well-capitalized competitors in nearly every major geographic region.

●	Hotels, Restaurants & Leisure Industry Risks. Investments in the Hotels, Restaurants, and Leisure industry are subject to a variety of risks that may adversely affect the performance of the Fund. Companies in this industry are highly sensitive to changes in consumer preferences, discretionary spending, and overall economic conditions, including employment levels, disposable income, and consumer confidence. Economic downturns, inflationary pressures, and rising interest rates can significantly reduce demand for travel, dining, and leisure activities, impacting revenue and profitability. The industry faces intense competition, with participants requiring substantial capital to maintain, improve, or expand operations. Fluctuations in labor costs, including minimum wage increases and collective bargaining activities, may result in higher operating expenses. Regulatory and compliance risks, such as health and safety standards, food safety requirements, alcohol sales regulations, and environmental laws, can impose additional costs or operational constraints. Furthermore, companies in this sector are susceptible to reputational damage from customer dissatisfaction, foodborne illnesses, or safety incidents, which could materially impact their financial condition and performance. The industry is also exposed to risks associated with geopolitical events, pandemics, natural disasters, and climate change, which may disrupt operations, reduce customer demand, or result in temporary closures. For companies with significant international operations, currency fluctuations, trade restrictions, and political instability may also adversely impact financial results. Additionally, technological advancements and the shift to online platforms for booking, delivery, or marketing introduce competition from non-traditional market participants, increasing pressure on traditional business models.

Distribution Risk. Although the Fund has an annual income target, the Fund intends to distribute income on a monthly basis. There is no assurance that the Fund will make a distribution in any given month. If the Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, monthly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Decline Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may result in a decline in the Fund’s NAV and trading price over time. As a result, an investor may suffer losses to their investment.

Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

Focused Portfolio Risk. The Fund will hold a relatively focused portfolio that may contain exposure to the securities of fewer issuers than the portfolios of other ETFs. Holding a relatively concentrated portfolio may increase the risk that the value of the Fund could go down because of the poor performance of one or a few investments.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

Foreign Securities Risk. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices. Investments in foreign companies’ securities, including investments via depositary receipts, are subject to special risks, including the following:

●	Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities and give rise to certain additional risks. Depositary receipts listed on U.S. or foreign exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (Underlying Shares). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Fund’s sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective.

Market Capitalization Risk.

●	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

●	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

●	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Newer Sub-Adviser Risk. VistaShares is a recently formed entity and has limited experience with managing an exchange-traded fund, which may limit the Sub-Adviser’s effectiveness.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Advisers seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of the Index and a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at vistashares.com/etf.

Management

Investment Adviser: Tidal Investments LLC (the “Adviser”) serves as investment adviser to the Fund.

Investment Sub-Adviser: VistaShares Advisors LLC (the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Investment Adviser

Qiao Duan, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2025.

Christopher P. Mullen, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2025.

Charles A. Ragauss, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since 2025.

Scott Snyder, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2025.

VistaShares

Adam Patti, Chief Executive Officer of the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2025.

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Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash. Purchases and redemptions of Creation Units primarily with cash, rather than through in-kind delivery of portfolio securities, may cause the Funds to incur certain costs. These costs could include brokerage costs or taxable gains or losses that it might not have incurred if it had made redemption in-kind. These costs could be imposed on a Fund, and thus decrease the Fund’s NAV, to the extent that the costs are not offset by a transaction fee payable by an AP.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at vistashares.com/etf.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.